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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 4, 2000
                                                 -----------------------------

                               Crown Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



      Georgia                   1-7604                         58-0678148
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   (State or other      (Commission File Number)          (IRS Employer
   jurisdiction of                                        Identification
   incorporation)                                         Number)


    1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia           30328
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (770) 644-6400
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Item 5.  Other Events.

        On April 25, 2000 the Company announced that it had reached an agreement in principle with its lenders, Wachovia Bank, N.A., Bank of America, N.A., and The Prudential Insurance Company of America, to extend to
August 31, 2000 the expiration date of their loan agreements and that formal documents reflecting these new arrangements would be executed as soon as practical.

       Formal documents were executed as of June 4, 2000 extending the maturity of the loan agreements to August 31, 2000.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       CROWN CRAFTS, INC.



                       By: /s/ John A. Magee
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                            Name:       John A. Magee
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                            Title: Acting President
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Dated:   June 6, 2000